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RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

LYLES DIVERSIFIED, INC.
Post Office Box 4376
Fresno, California  93744
Attn:  William M. Lyles, President

--------------------------------------------------------------------------------
                                   SPACE ABOVE THIS LINE FOR RECORDER'S USE ONLY

               DEED OF TRUST (NON-CONSTRUCTION) SECURITY AGREEMENT
                   AND FIXTURE FILING WITH ASSIGNMENT OF RENTS

          THIS DEED OF TRUST is made effective as of April 13, 2006, by and among PACIFIC ETHANOL MADERA LLC, a Delaware limited liability company ("TRUSTOR"), CHICAGO TITLE COMPANY, a California corporation ("TRUSTEE"), and LYLES DIVERSIFIED, INC., a California corporation ("BENEFICIARY").

          TRUSTOR HEREBY IRREVOCABLY GRANTS, TRANSFERS AND ASSIGNS to TRUSTEE, its successors and assigns, IN TRUST, WITH POWER OF SALE:

          All that property now or hereafter acquired in the County of Madera, State of California, described in the attached Exhibit "A" (herein referred to as the "Property");

          TOGETHER WITH, and including, without limitation: all of the buildings and improvements now or hereafter erected on the property; all of the easements, rights, rights-of-way, privileges, franchises, appurtenances, permits and licenses, including, but not limited to, permits to operate, emission reduction certificates, conditional use permits, and waste discharge requirements, now or hereafter belonging to, or in any way appertaining, or in any way arising out of ownership, development, or operation of the Property, or in any way necessary, convenient, or required for TRUSTOR's use of the Property, or in any way being a means of access, to said property, all water and water rights, and pumps, pumping plants, and all shares of stock evidencing the foregoing, and all machinery, appliances and fixtures for generating or distributing water, all rents, issues, profits, royalties, revenue, income and other benefits of or arising from the use or enjoyment of all or any portion of the property or the buildings and improvements now or hereafter erected thereon (subject however to the right, reserved to TRUSTOR, to collect, receive and retain such rents, issues, profits, royalties, revenue, income and other benefits prior to any default hereunder or under the Loan Documents referenced below or other evidence of debt secured hereby); all gas, oil, water and mineral rights, profits and stock now or hereafter derived from, appurtenant to, or pertaining to the property (and any and all shares of stock evidencing the same); all vines, trees, trellises, irrigation equipment, and crops now or hereafter grown on the property; and all machinery, appliances and fixtures (including replacements and additions thereto) now or hereafter erected thereon.

          For purposes hereof, the term "water rights" shall mean and includes all water, water rights and entitlements of every kind or nature relating to the property or the TRUSTOR's use of the property, including without limitation: the property's overlying rights and prescriptive rights to groundwater; any rights to import groundwater from other lands to the property pursuant to any contract, easement, or otherwise; the right to remove and extract any such groundwater pursuant to any permit or license granted by any governmental authority or agency, or by any contract, easement, or otherwise; any rights the property may have to receive surface irrigation water from any source, including, without limitation, appropriative rights, prescriptive rights, the rights to or allocation of water from any irrigation district, water district, water storage district, water company or similar entity, together with any shares of stock or other documents evidencing such rights; any rights to the conveyance, transport or storage of irrigation water, using public or private facilities, together with any shares of stock or other documents evidencing such rights, all rights that TRUSTOR may have to supply, storage or transportation of irrigation water under the terms of any contract or agreement; any drainage rights appurtenant or otherwise applicable to the property; any license, permit or similar approval issued by any government agency pertaining to the supply, use or storage of water on the property; any water inventory held by TRUSTOR directly or indirectly at any time, including water bank credits, surface or groundwater storage, or unused allocation of water supplied by any district or water company; and all rights, claims, causes of action, judgments, awards, and other judicial, arbiter or administrative relief in any way relating to water or water rights.

          All of the foregoing shall be deemed to be and shall remain a part of the property encumbered by this Deed of Trust, and all of the foregoing, together with the property (or the leasehold estate, if this Deed of Trust encumbers a leasehold interest in the land comprising such property), are hereinafter referred to as the "premises";

          FOR THE PURPOSE OF SECURING, in such order of priority as BENEFICIARY, in its absolute discretion, may determine:

          1. Payment and performance of TRUSTOR'S obligations under:

          (a) That certain Term Loan Agreement between TRUSTOR and BENEFICIARY, dated concurrently herewith (the "Loan Agreement"), evidencing a term loan made payable to BENEFICIARY, in the original principal amount of $5,100,000.00; together with the payment of interest on such indebtedness and the payment of all other sums (with interest as therein provided) according to the terms of the Loan Agreement; and

          (b) Any and all amendments, modifications, extensions or renewals of the Loan Agreement;

     The Loan Agreement, together with all other instruments and documents executed in connection with the transactions contemplated thereunder, including this Deed of Trust, together with any and all amendments, modifications, extensions or renewals of such documents are referred to below as the "Loan Documents";

     Some or all of the indebtedness secured by this Deed of Trust is subject to variable interest rates which may increase or decrease from time to time during the pendency of the obligations secured by this Deed of Trust and all interest which accrued shall have the same priority as the funds initially advanced;


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          2. Payment of all other sums, with interest as herein provided, becoming due or payable, under the provisions of this Deed of Trust, to TRUSTEE or BENEFICIARY;

          3. Due, prompt and complete observance, performance and discharge of each and every condition, obligation, covenant and agreement contained in this Deed of Trust, the other Loan Documents, and any document or instrument modifying or amending this Deed of Trust or the other Loan Documents; and

          4. Payment of such additional sums (with interest thereon) as may hereafter be borrowed from BENEFICIARY, or its successors or assigns, by TRUSTOR or the then record owner of the premises and evidenced by one or more instruments (other than the Loan Documents) which are by their terms secured by this Deed of Trust.

          5. TO PROTECT AND MAINTAIN THE SECURITY OF THIS DEED OF TRUST, TRUSTOR
AGREES:

          (a) Payment of Obligations When Due. TRUSTOR shall promptly pay, when due and in lawful money of the United States of America which shall be legal tender for public and private debts at the time of payment, each and every indebtedness and obligation for which this Deed of Trust has been given as security as provided hereinabove; and TRUSTOR shall promptly perform, observe and discharge each and every condition, obligation, covenant and agreement for which this Deed of Trust has been given as security as provided herein.

          (b) Maintenance of Premises. TRUSTOR shall maintain and keep the premises in good condition and repair and shall not commit or permit waste of the whole or part of any item consisting of a part of the premises, TRUSTOR shall not alter, remove or demolish any building, improvements, plantings, machinery, equipment, appliances or fixtures now or hereafter on the property without the prior written consent of BENEFICIARY.

     TRUSTOR shall promptly repair, replace or restore (in good, workmanlike manner and in compliance with all laws, ordinances, governmental rules and regulations, easements, agreements, covenants, conditions and restrictions affecting the premises) all buildings, improvements, machinery, equipment, appliances and fixtures now or hereafter on the property, in the event of damage to or destruction of such buildings, improvements, machinery, equipment, appliances and fixtures.

     TRUSTOR shall perform, in the vent all or any portion of the premises constitutes a leasehold estate belonging to TRUSTOR, each and every obligation of TRUSTOR under the terms of the lease agreement relating to the demise of the premises.

     TRUSTOR shall not commit, suffer or permit any act upon the premises in violation of law, ordinance, governmental rules and regulations, easements, agreements, covenants, conditions and restrictions affecting the premises or use of the premises.

     TRUSTOR shall cultivate, irrigate, fertilize, fumigate, spray, prune and do any other acts which from the character or use of the property may be reasonably necessary, and if the property is agricultural property, TRUSTOR


                                       3
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     shall farm and harvest, and prepare for farming and harvesting, the property in an approved and husbandmanlike manner in accordance with the highest standards in the area.

     In the performance of all acts required to TRUSTOR under the above paragraphs describing maintenance of the premises, TRUSTOR shall promptly pay when due all expenses incurred therefor and shall promptly pay, discharge or otherwise release all claims for labor performed and materials furnished therefor.

          (c) Insurance. TRUSTOR shall provide, maintain and keep policies of insurance (with companies and in form, content, policy limits and terms satisfactory to BENEFICIARY, with loss payable to BENEFICIARY) insuring the premises against: fire (with an extended coverage endorsement), public liability, loss of rents or business interruption, flood damage (if the property is located in a flood hazard area and if such insurance is available) and such other hazards and coverage, including earthquake, as BENEFICIARY from time to time may reasonably require.

     TRUSTOR shall promptly pay when due all premiums for such insurance, shall deliver copies of all such insurance policies, renewals of such policies and premium receipts therefor to BENEFICIARY, and shall do all things necessary to obtain prompt settlement or disposition of any claim or loss covered under such policies. All such policies shall name BENEFICIARY as an additional insured and shall include such endorsements as BENEFICIARY shall deem necessary to protect its interest in the premises. All such policies shall not be cancelable nor subject to substantial change without at least thirty (30) days prior written notice to, and approval by, BENEFICIARY, and BENEFICIARY shall receive at least thirty (30) days prior written notice of the termination of any such policy.

     Without waiving or curing any default in the performance of any obligation under this Deed of Trust and/or without waiving notice of any such default, BENEFICIARY may, in its absolute discretion: apply the proceeds of such insurance upon any indebtedness or obligations secured under this Deed of Trust; and/or in such order, in such manner and according to such terms and conditions as BENEFICIARY may determine, release all or portions of such proceeds to TRUSTOR for the repair, replacement, or restoration of the premises.

          (d) Payment of Taxes and Assessments. TRUSTOR shall pay and discharge, at least ten (10) days prior to delinquency: all taxes, assessments and charges of every kind and nature (including real personal property taxes); all general and special assessments, including common area maintenance assessments and assessments on appurtenant water stock all levies and all permit, inspection and license fees; all water and sewer rents, connection fees and charges and all other public and private charges whether of a like or different nature) imposed upon or assessed against TRUSTOR or the premises, or any part thereof or upon the revenues, rents, issues, income, or profits thereof or upon the inventory of goods maintained or stored thereon or therein. TRUSTOR shall, within ten (10) days following such payment or discharge, provide BENEFICIARY with receipts therefor.


                                       4
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     Notwithstanding the foregoing, TRUSTOR shall have the right to contest the validity or amount of any such tax, assessment or charge; provided that he validity or amount thereof is contested diligently and in good faith and provided further that TRUSTOR shall protect the premises against any lien arising out of any such tax, assessment or charge, or out of any such contest thereof, by obtaining a bond, in form, substance, amount, and issued by a surety, satisfactory to BENEFICIARY.

          (e) Litigation. TRUSTOR shall appear in and defend any action or proceeding purporting to affect the security of this Deed of Trust and/or the rights and/or powers of BENEFICIARY and/or TRUSTEE hereunder, and TRUSTOR shall pay all costs and expenses (including costs of evidence of title and attorneys' fees) in any action or proceeding in which BENEFICIARY or TRUSTEE may so appear and/or in any suit brought by BENEFICIARY to foreclose this Deed of Trust, to enforce any obligation secured by this Deed of Trust and/or prevent the breach thereof.

          (f) Performance of Obligations by Beneficiary or Trustee. Should TRUSTOR fail to make any payment, perform any obligation or do any act set forth in or secured by this Deed of Trust, BENEFICIARY or TRUSTEE (at the request of BENEFICIARY), without obligation to do so, without notice to or demand upon TRUSTOR and without releasing TRUSTOR from making such future payments, performing such future obligations or doing such future acts, may make such payment, perform such obligation or do such act in such manner and to such extent as BENEFICIARY or TRUSTEE may deem necessary to protect ht security of this Deed of Trust. For any and all such purposes, BENEFICIARY and/or TRUSTEE are authorized to enter upon the premises, and, if the premise consists of agricultural property, BENEFICIARY and/or TRUSTEE are authorized to prepare for harvest, harvest, remove, and sell any crops that may be growing upon the premises and apply the proceeds thereof to the indebtedness secured by this Deed of Trust.

     Without limiting the foregoing, BENEFICIARY or TRUSTEE must pay, purchase, contest or compromise any encumbrance, charge or lien which, in the sole judgment of BENEFICIARY or TRUSTEE, appears to be prior or superior to this Deed of Trust. In exercising any such power, BENEFICIARY or TRUSTEE may pay all necessary expenses incurred therefor and employ legal counsel and pay its fees.

     TRUSTOR agrees to and shall pay, immediately without demand, all sums so expended by BENEFICIARY or TRUSTEE, with interest, from the date of expenditure, at a rate which is two percent (2.00%) per annum in excess of the rate otherwise payable on such date according to the terms of the Loan Agreement.

          (g) Condemnation. Any award of damages or other form of compensation awarded in connection with any condemnation for public use of, or injury to, the property and/or the buildings and improvements now or hereafter erected thereon (or any part thereof) are hereby assigned and shall be paid directly to BENEFICIARY, to be used, held, paid, applied or released in the absolute discretion of BENEFICIARY and without regard to the adequacy of its security, in the same manner and with the same effect as provided


                                       5
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     herein for the disposition of insurance proceeds. In this regard, TRUSTOR hereby waives the benefit of any statute, rule or law which may be contrary thereto, and TRUSTOR hereby agrees to execute such further assignments therefor as BENEFICIARY may require.

          (h) Acceptance of Late and Partial Payments. The acceptance by BENEFICIARY of the payment of any sum secured by this Deed of Trust after its due date shall not constitute a waiver of the right to require prompt payment when due of all other and future sums so secured, or to declare a default as herein provided for any failure to so pay, or to proceed with foreclosure or sale for any other default then existing. The acceptance by BENEFICIARY of the payment of a portion of any sum secured by this Deed of Trust at such time that such sum in its entirety is due and payable shall neither cure not excuse the default caused by failure to pay the whole of such installment or affect any notice of default recorded prior to such acceptance, unless such notice of default is expressly revoked in writing by BENEFICIARY. Such acceptance shall not constitute a waiver of BENEFICIARY'S rights to require full payment when due of all other and future sums so secured.

          (i) General Rights of Beneficiary and Trustee. At any time or from time to time, without liability therefor, without notice and without affecting the liability of any person (including TRUSTOR for the payment of any indebtedness, or the performance of any obligation secured by this Deed of Trust or the lien of this Deed of Trust on the premises or any portion thereof:

               (1) BENEFICIARY may: release any person liable for the payment of ay such indebtedness or for the performance of any such obligation; extend the time or otherwise alter the terms of payment of any such indebtedness; accept additional security therefor of any kind, including deeds of trust and mortgages; and/or alter, substitute and/or release any portion of the premises securing such indebtedness;

               (2) TRUSTEE may, upon the written consent of BENEFICIARY, consent to the making of any map or plot of the property; join in granting any easements or creating any restrictions on the property and/or join in any extension agreement or any agreement subordinating the lien or charge of this Deed of Trust.

          (j) Reconveyance of this Deed of Trust. Upon written request of BENEFICIARY stating that all indebtedness secured by this Deed of Trust has been paid, upon surrender of this Deed of Trust and all documents evidencing such indebtedness TRUSTEE for cancellation and retention and upon payment, by TRUSTOR, to TRUSTEE of its fees, costs and expenses incurred or to be incurred thereby, TRUSTEE shall reconvey, without warranty, the premises then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."


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          (k) Assignment of Rents. TRUSTOR absolutely and unconditionally hereby assigns, transfers, conveys, and sets over to BENEFICIARY all of the rents, royalties, issues, profits, revenue, income, and other benefits of the premises arising from the use or enjoyment of all or any portion thereof or from any lease or agreement pertaining thereto (hereinafter collectively referred to as the "rents"); reserving to TRUSTOR only the right, prior to any default by TRUSTOR hereunder, to collect, receive and retain the rents as they become due and payable, but not otherwise . TRUSTOR shall, at the request of BENEFICIARY, execute such further assignments to BENEFICIARY of any or all such leases, agreements and rents as BENEFICIARY may require.

     Upon any such default by TRUSTOR hereunder, BENEFICIARY may, at any time and without notice (either in person, by agent or representative, or by a receiver appointed by a court) and without regard to the adequacy of any security for the indebtedness and/or obligations secured by this Deed of
     Trust: enter upon and take possession of the premises or any part thereof, in its own name or in the name of TRUSTOR; sue for or otherwise collect the rents (including those past due and unpaid) and apply such rents (less costs and expenses of operation and collection, including attorneys' fees and expenses) to the payment of such indebtedness secured under this Deed of Trust in such order and proportions as BENEFICIARY in its absolute discretion may determine. The entering upon and taking possession of the premises and the collection and application of the rents shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

          (l) Security Agreement. TRUSTOR hereby grants to BENEFICIARY a security interest in and to all tangible personal property now owned or hereafter located on the Property, together with all proceeds of the foregoing. With respect to all fixtures, this Deed of Trust constitutes a financing statement filed as a fixture filing with respect to any goods, or other personal property, that may now be or hereafter become such fixtures. TRUSTOR to include a current inventory of tangible personal property as Exhibit "B". TRUSTOR will update the inventory of tangible personal property semi-annually and provide the updated schedule to BENEFICIARY on or before June 30 and December 31 of each year.

          (m) Sale by Trustee of the Premises. Upon a default in the payment of any indebtedness, or the performance of any obligation, secured by this Deed of Trust, or upon a default in the payment of any amounts secured by the any junior lien, or in the event that any representation, covenant or warranty contained in this Deed of Trust or in any other document evidencing or securing the loan for which ay such indebtedness is evidenced shall be or become untrue, BENEFICIARY may (without notice to or demand upon TRUSTOR): declare all indebtedness secured by this Deed of Trust immediately due and payable; and/or execute and record (or cause TRUSTEE to execute and record) a notice of default and election to cause the premises to be sold to satisfy the indebtedness and obligations secured hereby; and/or commence an action to foreclose this Deed of Trust and/or take any other action permitted by law to enforce its rights and remedies hereunder as it may deem to be appropriate. Upon the recordation of such notice of default, BENEFICIARY shall deposit this Deed of Trust and all documents evidencing such indebtedness and/or such obligations with TRUSTEE.


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     After the lapse of such time as may then be required by law following the recordation of the notice of default, and after the notice of the sale of the premises has been given by TRUSTEE as then required by law, TRUSTEE (without demand on TRUSTOR) shall sell the premises at the time and place fixed in such notice of sale, either as a whole or in separate parcels, and in such order as TRUSTEE may determine, at public auction to the highest bidder for cash in lawful money of the United States of America, payable at the time of sale. TRUSTEE may postpone the sale of all or any portion of the premises by public announcement at such time and place of sale and from time to time thereafter may postpone such sale by public announcement at the time and place fixed by the preceding postponement.

     TRUSTEE shall deliver to the purchaser a deed conveying the premises (or such portion thereof) so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof.

     Any person, including, TRUSTOR, TRUSTEE, or BENEFICIARY, may purchase at such sale.

     Upon such sale by TRUSTEE, and after deducting all costs, expenses, and fees of TRUSTEE and of this Trust (including the cost of evidence of title in connection with the sale), TRUSTEE shall apply the proceeds from the sale to the payment of: the indebtedness and obligations secured by this Deed of Trust, whether evidenced by the Loan Agreement or otherwise; sums representing advances made or expenditures made and incurred by, and not then repaid to, BENEFICIARY or TRUSTEE under this Deed of Trust or under any document evidencing or securing any indebtedness secured hereby, together with accrued interest thereon at the rate specified in Subsection 5(f) of this Deed of Trust; all other sums then secured by this Deed of Trust, together with interest as provided in any document pertaining thereto; and the remainder, if any, to the person or persons legally entitled thereto.

     If this Deed of Trust provides for any charge for prepayment of any indebtedness secured hereby, TRUSTOR agrees to pay said charge if any of such indebtedness shall be paid prior to the normal due date thereof stated in this Deed of Trust or the Loan Agreement; this result shall obtain even if and notwithstanding TRUSTOR shall have defaulted in the payment thereof or in the performance of any obligation hereunder, and BENEFICIARY, by reason of such default, shall have declared all indebtedness secured hereby immediately due and payable.

          (n) Acceleration of Indebtedness Upon Sale of the Premises. In the event TRUSTOR, or any successor in interest to TRUSTOR in the premises secured by this Deed of Trust, sells, conveys, alienates, assigns, transfers, or disposes of the premises, or any part thereof or any interest therein, including, but not limited to, all or any part of the Trustor's water or water rights, or becomes divested of its title or any interest therein in any manner or way, or enters into a lease for longer than one

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     year covering all or any portion thereof or an undivided interest therein, whether voluntary, involuntary, or otherwise or enters into an agreement to do so, without the prior written consent of BENEFICIARY, then BENEFICIARY may, at its election, declare the obligations secured by this Deed of Trust, irrespective of the maturity date specified in the Loan Agreement or in any written agreement pertaining to the Loan Agreement and/or such other indebtedness and obligations, immediately due and payable without notice. No waiver of this right shall be effective unless in writing. Consent by BENEFICIARY to one such transaction shall not constitute or be deemed to be a waiver of the rights of the BENEFICIARY provided here, or a waiver of the requirement of the prior written consent of BENEFICIARY, as to future or succeeding transactions.

          (o) Acceleration of Indebtedness Upon Change in Ownership, Control, or Membership of Trustor. Should there occur any sale, conveyance, transfer, disposition or encumbrance (whether voluntary or involuntary, or otherwise), or should an agreement be entered into to do so, with respect to any of the general or limited partnership interests in TRUSTOR, then BENEFICIARY, may, at its election, declare the obligations secured by this Deed of Trust, irrespective of the maturity date specified in the Loan Agreement or in any written agreement pertaining to the Loan Agreement and/or such otherwise indebtedness and obligations, immediately due and payable, without notice, unless BENEFICIARY shall have given its prior written consent thereto. Consent to one such transaction shall not constitute or be deemed to be a waiver of the right to require such consent as to future or succeeding transactions.

          (p) Acceleration of Indebtedness Upon an Event of Bankruptcy or Insolvency. TRUSTOR agrees that BENEFICIARY may, at its election, declare the obligations secured by this Deed of Trust, irrespective of the maturity date specified in the Loan Agreement or in any written agreement pertaining to the Loan Agreement and/or such other indebtedness and obligations, immediately due and payable, without notice: if any proceeding under the Bankruptcy Code, or under any present or future federal, state or other statute, law or regulation pertaining to bankruptcy, insolvency or other relief for debtors shall be instituted by or against TRUST or any other person who may be liable (by way of guaranty, assumption, endorsement or otherwise) under the Loan Agreement and/or such other indebtedness and obligations secured hereby; and/or if a receiver, TRUSTEE or custodian shall be appointed for TRUSTOR or such other person shall make an assignment for the benefit of creditors and if such proceeding or receiver, TRUSTEE or custodian shall not be dismissed, or such assignment shall not be voided, within sixty (60) days of such institution, appointment or making.

          (q) Successor Trustees. BENEFICIARY, acting alone, may, from time to time, by instrument in writing, substitute a successor or successors to any TRUSTEE named herein or acting hereunder. Such instrument, executed, acknowledged and recorded in the manner required by law, shall be conclusive proof of proper substitution of such successor TRUSTEE or TRUSTEES, who shall (without conveyance from the preceding TRUSTEE) succeed to all of the title, estate, rights, powers and duties of such preceding TRUSTEE. Such instrument must contain the name of the original Trustor, TRUSTEE and BENEFICIARY hereunder, the book and page where this Deed of Trust is recorded and the name and address of the new TRUSTEE. If a notice

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     of default has been recorded, this power of substitution cannot be exercised until after the costs, fees, and expenses of the then acting TRUSTEE have been paid to such TRUSTEE, who shall endorse receipt thereof upon such instrument or substitution.

          (r) Cumulative Remedies; Additional Security. No remedy herein conferred upon or reserved to the parties to this Deed of Trust is intended to be exclusive of any other remedy provided herein or by law. Each such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of TRUSTEE or BENEFICIARY in the exercising of any night or power accruing upon any event of default hereunder shall impair such right or power or any other right or power, nor shall such delay or omission be construed or deemed to be a waiver of any default or any acquiescence therein.

     If there exists additional security for the indebtedness and obligations secured by this Deed of Trust, BENEFICIARY, at its election and without limiting or affecting any of its rights or remedies hereunder, may exercise any of the rights and remedies to which BENEFICIARY may be entitled hereunder either concurrently with whatever rights or remedies BENEFICIARY may have in connection with such other security or in such order and in such manner as BENEFICIARY may deem fit without waiving any rights or remedies with respect to any other security.

          (s) Partial Invalidity of this Deed of Trust. In the event any one or more of the provisions of this Deed of Trust, or any other document evidencing the indebtedness and obligations secured hereby shall for any reason be held to be invalid, illegal and/or unenforceable in any respect, such invalidity, illegality and/or unenforceability shall not affect any other provision of this Deed of Trust, or any such other document, and such other provisions shall remain binding and enforceable and shall continue in effect.

          (t) Application of California Law. This Deed of Trust has been executed and delivered in the State of California and shall be governed by and construed according to the laws of the State of California without regard to conflict of law principles, to the jurisdiction of whose courts the Trustor hereby submits.

          (u) Miscellaneous Provisions.

               (1) This Deed of Trust applies to, inures to the benefit of and binds all parties hereto and their respective heirs, legatees, devisees, administrators, executors, successors and assigns. The term "BENEFICIARY" as used herein shall mean the owner and holder, including pledgees, of the Loan Agreement, or any other indebtedness secured hereby, whether or not named as BENEFICIARY herein.

               (2) The headings and captions of the paragraphs of this Deed of Trust are for reference purposes only and shall not be construed or deemed to define or limit any of the terms and provisions contained thereunder. Whenever in this Deed of Trust the context so requires, the gender used includes the masculine, feminine, and/or neuter and the number so used includes the singular and/or the plural.

               (3) Any Trustor who is married hereby expressly agrees that recourse may be had against such persons separate property, but without thereby creating any lien or charge thereon for any deficiency after sale of the premises as herein provided.

               (4) The pleading of any statute of limitations as a defense to any and all indebtedness and/or obligations secured by this Deed of Trust is hereby waived to the fullest extent permissible by law.

               (5) In the event of the passage, after the date of this Deed of Trust, of any law deducting from the value of real property, for tax purposes, any lien or charge thereon, or changing in any way the laws now existing for the taxation of deeds of trust or indebtedness secured by deeds of trust for federal, state or local purposes, or changing the manner of collection of any such taxes as to affect this Deed of Trust or the indebtedness secured hereby, TRUSTOR agrees to pay such tax arising from such new law; and if TRUSTOR fails to do so or if it would be illegal for TRUSTOR to do so, BENEFICIARY may, at its election and without demand or notice, declare the entire indebtedness secured by this Deed of Trust (together with accrued interest thereon) immediately due and payable.

               (6) TRUSTEE accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. TRUSTEE is not obligated to notify any party to this Deed of Trust of a pending sale under any other deed of trust or of any action or proceeding in which TRUSTOR, BENEFICIARY and/or TRUSTEE is a party, unless brought by TRUSTEE hereunder.

               (7) To the extent that this Deed of Trust encumbers a leasehold interest in the land comprising the property, if at any time hereafter TRUSTOR shall acquire fee title to the property and the leasehold interest of TRUSTOR shall become extinguished by reason of the merger of title or otherwise by operation of law, this Deed of Trust shall thereupon encumber TRUSTOR'S feehold interest in the property without the necessity of executing (by TRUSTOR and BENEFICIARY and/or TRUSTEE) or recording any further documents or instruments pertaining to such event, it being the purposes and intent of TRUSTOR that whatever interest which TRUSTOR may now or hereafter have in the property shall be encumbered by this Deed of Trust.

               (8) TRUSTOR requests that a copy of any notice of default or any notice of sale thereunder be mailed to TRUSTOR at the address below, or at such other address as TRUSTOR may, from time to time, notify TRUSTEE BY certified United States mail.

                  Trustor:            Pacific Ethanol Madera LLC
                                      31470 Avenue 12
                                      Madera, California  93637
                                      Facsimile Number: (559) 435-1771
                                      Attn:  Jeff Manternach

                  With a copy to:     Christopher L. Campbell, Esq.
                                      Baker, Manock & Jensen
                                      5260 North Palm Avenue, Suite 421
                                      Fresno, California  93704
                                      Facsimile Number:  (559) 432-5400


               (9) This Deed of Trust may be executed in one ore more counterparts for the purpose of recording concurrently in more than one County, each of which is deemed to be an original, but which together shall constitute one and the same instrument.

          6. Notwithstanding any provision to the contrary herein, BENEFICIARY, TRUSTOR and TRUSTEE hereby acknowledge and agree that the lien created by this Deed of Trust is subject and subordinate to the lien created by that certain Deed of Trust, Assignment of Lease and Rents, Security Agreement and Fixture Filing, dated as of April 13, 2006, made by BENEFICIARY to Chicago Title Company, as trustee, for the benefit of Hudson United Capital, a Division of TD Banknorth, N.A., as beneficiary, which has been recorded in the official records of Madera County prior hereto.

          7. Notwithstanding any provision to the contrary herein, BENEFICIARY, TRUSTOR and TRUSTEE hereby acknowledge and agree that all rights and remedies under this Deed of Trust shall be governed by, and subject to, that certain Intercreditor and Collateral Sharing Agreement, dated April 13, 2006, between Hudson United Capital, a Division of TD Banknorth, N.A., as administrative agent and Lyles Diversified, Inc., a California corporation.

          IN WITNESS WHEREOF, this Deed of Trust is executed as of the date first herein above written.

                                   PACIFIC ETHANOL MADERA LLC, a Delaware
                                   limited liability company


                                   By: /s/ Ryan Turner
                                      -------------------------------
                                   Name:
                                   Title:

                                   Exhibit "A"
                           Description of the Property

                                LEGAL DESCRIPTION

Real property in the unincorporated area of the County of MADERA, State of California, described as follows:

PARCEL A:

A PARCEL OF LAND LYING IN THE NORTH HALF OF SECTION 2, TOWNSHIP 12 SOUTH, RANGE 18 EAST, M.D.B.&M., IN THE UNINCORPORATED AREA, COUNTY OF MADERA, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, BEING ALSO A PORTION OF PARCEL 1 OF PARCEL MAP NO. 1121, RECORDED IN BOOK 23 OF MAPS, AT PAGE 11, MADERA COUNTY RECORDS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID PARCEL 1; THENCE NORTH 00(degree)31'16" EAST ALONG THE WEST LINE OF SAID PARCEL 1 A DISTANCE OF 2,412.82 FEET TO THE NORTHWEST CORNER OF SAID PARCEL 1; THENCE SOUTH 89(degree)16'26" EAST ALONG THE NORTH LINE OF SAID PARCEL 1 A DISTANCE OF 874.08 FEET TO A POINT ON THE SOUTHWESTERLY LINE OF THE ATCHESON TOPEKA AND SANTA FE RAILROAD RIGHT OF WAY LINE A DISTANCE OF 2,457.39 FEET; THENCE SOUTH 89(degree)55'38" WEST AND PARALLEL WITH THE SOUTH LINE OF SAID PARCEL 1 A DISTANCE OF 855.09 FEET; THENCE SOUTH 00(degree)27'17" WEST A DISTANCE OF 393.68 FEET TO A POINT ON THE SOUTH LINE OF SAID PARCEL 1, SAID POINT BEING ALSO THE NORTHWEST CORNER OF PARCEL 1 OF PARCEL MAP 1121 A DISTANCE OF 643.46 FEET TO THE CENTER OF SAID SECTION 2; THENCE CONTINUING SOUTH 89(degree)55'38" WEST ALONG THE SOUTH LINE OF LAST SAID PARCEL 1 A DISTANCE OF 815.04 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION GRANTED TO THE COUNTY OF MADERA IN THAT CERTAIN GRANT DEED RECORDED JANUARY 15, 1982 AS INSTRUMENT NO. 815 OF MADERA COUNTY RECORDS.

PARCEL B:

A PARCEL OF LAND IN SECTION 2, TOWNSHIP 12 SOUTH, RANGE 18 EAST, M.D.B.&M., IN THE UNINCORPORATED AREA, COUNTY OF MADERA, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF PARCEL 1 OF PARCEL MAP NO. 2031, RECORDED IN BOOK 27 OF MAPS AT PAGE 140, MADERA COUNTY RECORDS; THENCE SOUTH 89(degree)55'38" WEST ALONG THE NORTHERLY BOUNDARY LINE OF PARCEL 2 OF SAID PARCEL MAP NO. 2031 A DISTANCE OF 643.46 FEET TO THE CENTER OF SAID SECTION 2; THENCE CONTINUING SOUTH 89(degree)55'38" WEST A DISTANCE OF 815.04 FEET; THENCE SOUTH 89(degree)55'38" EAST, PARALLEL TO THE NORTH LINE OF SAID PARCEL 1 A DISTANCE OF 1343.48 FEET TO A POINT ON THE EAST LINE OF SAID PARCEL 1;


CONTINUED NEXT PAGE

THENCE NORTH 0(degree)28'16" EAST ALONG THE EAST LINE OF SAID PARCEL 1 A DISTANCE OF 365.46 FEET TO A POINT ON THE SOUTHWESTERLY LINE OF THE ATCHESON, TOPEKA AD SANTA FE RAILROAD COMPANY'S RIGHT OF WAY; THENCE NORTH 35(degree)25'56" WEST ALONG SAID RAILROAD RIGHT OF WAY LINE A DISTANCE OF 352.56 FEET TO THE NORTHEASTERLY CORNER OF SAID PARCEL 1; THENCE NORTH 35(degree)19'16" WEST CONTINUING ALONG SAID RAILROAD RIGHT OF WAY LINE A DISTANCE OF 482.04 FEET; THENCE SOUTH 89(degree)55'38" WEST, PARALLEL TO THE NORTH LINE OF SAID PARCEL 1 A DISTANCE OF 855.09 FEET TO A POINT ON THE NORTHERLY EXTENSION OF THIS WEST LINE OF SAID PARCEL 1; THENCE SOUTH 0(degree)27'17" WEST, A DISTANCE OF 393.68 FEET, TO THE POINT OF BEGINNING.


          APN: 047-130-020-000